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EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Numbers 33-4190, 33-41201, 333-00421 and 333-16637 of Isco, Inc. and subsidiaries on Form S-8 of our reports dated October 8, 2001 appearing in the Annual Report on Form 10-K of Isco, Inc. and subsidiaries for the year ended July 27, 2001.

Deloitte & Touche LLP

Lincoln, Nebraska
October 19, 2001

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  EXHIBIT 23
INDEPENDENT AUDITORS' CONSENT